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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report MARCH 9, 1998


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)





    New York                          1-9860               22-1927534

(State or other jurisdiction       (Commission           (IRS Employer
     of  incorporation)             File Number)          Identification No.)




Two Quaker Road, P.O. Box 2900, Pomona, New York            10970-0519

     (Address of principal executive offices)               (Zip code)


                                 (914) 362-1100

              (Registrant's telephone number, including area code)
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                             BARR LABORATORIES, INC.


                       CURRENT REPORT DATED MARCH 9, 1998


Item 5. Other Events

         See attached Exhibit 99.1; press release announcing that the Company has filed an anti-trust suit against DuPont Merck Pharmaceutical Company.




Item 7. Financial Statements and Exhibits

(c)      Exhibit Number          Exhibit

         99.1 Registrant's March 9, 1998 press release announcing that the Company has filed an anti-trust suit against DuPont Merck Pharmaceutical Company.
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                             BARR LABORATORIES, INC.


                       CURRENT REPORT DATED MARCH 9, 1998



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BARR LABORATORIES, INC.



Date:  March 9, 1998                        /S/ William T. McKee
                                            --------------------
                                            William T. McKee
                                            Chief Financial Officer